                                                                EXHIBIT 10.12

                        THIRD AMENDMENT TO LOAN DOCUMENTS

        THIS THIRD AMENDMENT TO LOAN DOCUMENTS ("Third Amendment") is made and entered into as of December 15, 1998, by and among BROCADE COMMUNICATIONS SYSTEMS, INC., a California corporation ("Borrower"), and IMPERIAL BANK ("Bank").

                                    RECITALS

        A. Bank agreed to extend (1) a revolving credit facility to Borrower in the maximum principal amount of $4,000,000.00 (the "Facility-A Commitment"), (2) a term equipment credit facility to Borrower in the maximum principal amount of $3,000,000.00 (the "Facility-B Commitment") and (3) a term equipment credit facility to Borrower in the maximum principal amount of $2,000,000.00 (the "Facility-C Commitment") pursuant to the terms of that certain Security and Loan Agreement dated as of June 19, 1997 (the "Security and Loan Agreement"), entered into between Borrower and Bank.

        B. Pursuant to the terms of that certain Amendment to Loan Documents dated as of January 30, 1998 (the "First Amendment"), entered into between Borrower and Bank, Bank increased the amount of the Facility-B Commitment and modified certain other financial covenants and reporting requirements.

        C. Pursuant to the terms of a certain letter agreement dated June 23, 1998 (the "Extension Letter"), the maturity date of the Facility-A Commitment was extended to August 17, 1998.

        D. Pursuant to the terms of that certain Second Amendment to Loan Documents dated as of August 17, 1998 (the "Second Amendment"), entered into between Borrower and Bank, Bank (1) extended the Facility-A Maturity Date to August 16, 1999 and (2) extended the Facility-C Commitment to Borrower. The Security and Loan Agreement, the First Amendment, the Extension Letter and the Second Amendment are sometimes hereinafter collectively refer-red to as the "Loan Agreement."

        E. Borrower has requested and Bank has agreed to amend certain financial covenants and other terms of the Loan Agreement, subject to all of the terms and conditions set forth in this Third Amendment.

        F. The Loan Agreement, the First Amendment, the Extension Letter, the Second Amendment, this Third Amendment and the other Loan Documents (as defined in the Loan Agreement), together with all other documents entered into or delivered pursuant to any of the foregoing, in each case as originally executed or as the same may from time to time be modified, amended, supplemented, restated or superseded are hereinafter collectively referred to as the "Loan Documents."

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, and to induce Bank to enter into this Third Amendment, Borrower and Bank hereby agree to amend the Loan Agreement as follows:

        1. DEFINITIONS. Unless otherwise defined herein, all terms defined in the Loan Agreement have the same meaning when used herein.

        2. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

               2.1 SECTION 13-B. of the Loan Agreement is hereby deleted in its entirety and the following section substituted therefor:

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
                      "B. Permit representatives of Bank to conduct an audit of Borrower's books and records relating to the Collateral and make extracts therefrom with results satisfactory to Bank, provided that Bank shall use its best efforts to not interfere with the conduct of Borrower's business, and to the extent possible, to arrange for verification and audit of the Accounts directly with the Persons obligated thereon or otherwise, all under reasonable procedures acceptable to Bank and at Borrower's sole expense; provided further that, prior to an Event of Default, Borrower shall not be responsible for the expense of more than two such audits in any fiscal year, the cost for each such audit of which shall not exceed $1,500.00. Borrower hereby acknowledges and agrees that upon completion of any such audit, Bank shall have the right to adjust the Facility-A Borrowing Base percentage, in its sole and reasonable discretion, based on its review of the results of such Collateral audit;"

               2.2 SECTIONS 15.A. through 15.D. of the Loan Agreement are hereby deleted in their entirety and the following sections substituted therefor:

                      "A. Maintain a minimum Quick Ratio of not less than 1.15 to 1.00. As used herein, "Quick Ratio" shall mean all unrestricted cash and cash equivalents plus Accounts divided by current liabilities less warranty reserves and prepaid royalties.

                      B. Maintain either (1) a minimum Tangible Net Worth of not less am $6,500,000.00 (as used herein, "Tangible Net Worth" shall mean all assets, excluding any value for goodwill, trademarks, patents, copyrights, organization expense and other similar intangible items, less all liabilities plus long term Subordinated Debt), or (2) a minimum of unrestricted cash and cash equivalents of not less than $4,500,000.00.

                      C. Maintain a minimum Liquidity Ratio of not less dm 1.50 to 1.00. As used herein, "Liquidity Ratio" shall mean all unrestricted cash and cash equivalents plus the. net availability under the Facility-A Commitment divided by the sum of the outstanding principal balances under the Facility-B Loan Account and the Facility-C Loan Account."

               2.3 SECTIONS 15.E. through 15.1. of the Loan Agreement are hereby renumbered as SECTIONS 15.D. through 15.H., respectively. Any reference in the Loan Agreement to a specific section or subsection therein shall be deemed to mean those Sections or subsections as amended and renumbered by the terms of this SECTION 2.3.

               2.4 The definition of "APPROVED ACCOUNTS" under EXHIBIT A to the Loan Agreement is hereby deleted in its entirety and the following definition substituted therefor:

                      "APPROVED ACCOUNTS" means the account debtors, Sequent Computer Systems, Inc. ("Sequent"), Compaq Computer Corporation, Dell Computer Corporation, McDATA Corporation and any other account debtor as shall be approved by Bank in its sole and reasonable discretion."

               2.5 EXHIBIT A to the Loan Agreement is hereby amended to add the following definition thereunder:

                      "PERSON" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency."

               2.6 EXHIBIT C to the Loan Agreement is hereby deleted in its entirety and replaced with the Exhibit C attached hereto and incorporated herein by this reference.

        3. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that its representations and warranties in the Loan Documents continue to be true and complete in all material respects as of the date hereof after giving effect to this Third Amendment (except to the extent such specifically relate to another date or as specifically

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
described on Schedule 1 attached hereto and incorporated herein by this reference) and that the execution, delivery and performance of this Third Amendment are duly authorized, do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any law or regulation or any term or provision of any other agreement entered into by Borrower.

        4. CONDITIONS PRECEDENT. The legal effectiveness of this Third Amendment is subject to the satisfaction of all of the following conditions precedent:

                      (a) EXECUTED AMENDMENT. Bank shall have received this Third Amendment duly executed and delivered by Borrower.

                      (b) RESOLUTIONS AND OTHER CORPORATE DOCUMENTS OF BORROWER. If requested by Bank, Bank shall have received resolutions of the Board of Directors of Borrower authorizing Borrower to enter into this Third Amendment and to deliver such other corporate documents as Bank shall reasonably request.

                      (c) FINANCIAL CONDITION. There shall have occurred no Material Adverse Change in the financial condition or prospects of Borrower as shown on the most recent financial statements submitted to Bank or disclosed to Bank, respectively, and relied upon by Bank in entering into this Third Amendment.

                      (d) NO DEFAULT. There shall have occurred no Event of Default that remains uncured and is continuing under any of the Loan Documents.

                      (e) PAYMENT OF FEES. Bank shall have received reimbursement from Borrower of its costs and expenses incurred (including, without limitation, its attorneys' fees and expenses) in connection with this Third Amendment and the transactions contemplated hereby.

                      (f) OTHER DOCUMENTS. Bank shall have received such other documents, information and items from Borrower as it shall reasonably request to effectuate the transactions contemplated hereby.

        5. RELEASE AND WAIVER.

                      (a) Borrower hereby acknowledges and agrees that: (1) it has no claim or cause of action against Bank or any parent, subsidiary or affiliate of Bank, or any of Bank's officers, directors, employees, attorneys or other representatives or agents (all of which parties other than Bank being, collectively, "Bank's Agents") in connection with the Loan Documents, the loans thereunder or the transactions contemplated therein and herein, (2) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of Bank; and (3) it recognizes that Bank has heretofore properly performed and satisfied in a timely manner all of its obligations to and contracts with Borrower.

                      (b) Although Bank regards its conduct as proper and does not believe Borrower to have any claim, cause of action, offset or defense against Bank or any of Bank's Agents in connection with the Loan Documents, the loans thereunder or the transactions contemplated therein, Bank wishes and Borrower agrees to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters could impair or otherwise affect any rights, interests, contracts or remedies of Bank. Therefore, Borrower unconditionally releases and waives (1) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind to Bank or of any of Bank's Agents to Borrower, except the obligations remaining to be performed by Bank as expressly stated in the Loan Agreement, this Third Amendment and the other Loan Documents executed by Bank; (2) any legal, equitable or other obligations or duties, whether known or unknown, of Bank or of any of Bank's Agents to Borrower (and any rights of Borrower against Bank) besides those expressly stated in the Loan Agreement, this Third Amendment and the other Loan Documents; (3) any and all claims under any oral or implied agreement, obligation or understanding with Bank or any of Bank's Agents, whether known or unknown, which is different from or in addition to the express terms of the Loan Agreement, this Third Amendment or any of the other Loan Documents; and (4) all other claims, causes of action

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
or defenses of any kind whatsoever (if any), whether known or unknown, which Borrower might otherwise have against Bank or any of Bank's Agents, on account of any condition, act omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the execution and delivery of this Third Amendment or which could arise concurrently with the effectiveness of this Third Amendment.

                      (c) Borrower agrees that it understands the meaning and effect of Section 1542 of the California Civil Code, which provides:

                             Section 1542. Certain Claims Not Affected by
                             General Release. A general release does not extend to claims that the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

BORROWER AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED BY THIS THIRD AMENDMENT IN FAVOR OF BANK AND BANK'S AGENTS, AND BORROWER HEREBY WAIVES AND RELEASES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER THE AFOREMENTIONED SECTION 1542 OF THE CALIFORNIA CIVIL CODE WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT (IF ANY) WHICH ANY SUCH LAWS MAY BE APPLICABLE, BORROWER WAIVES AND RELEASES (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OF ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF ITS WAIVERS OR RELEASES UNDER THIS THIRD AMENDMENT.

        6. FULL FORCE AND EFFECT; ENTIRE AGREEMENT. Except to the extent expressly provided in this Third Amendment, the terms and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect. This Third Amendment and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof. The parties hereto further agree that the Loan Documents comprise the entire agreement of the parties thereto and supersede any and all prior agreements, negotiations, correspondence, understandings and other communications between the parties thereto, whether written or oral respecting the extension of credit by Bank to Borrower and/or its affiliates.

        11. COUNTERPARTS; EFFECTIVENESS. This Third Amendment may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument. Each such agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto and telephonic notification that such executed counterparts has been received by Borrower and Bank.

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
        IN WITNESS WHEREOF, each of the parties hereto has caused this Third Amendment to be executed and delivered by its duly authorized officer as of the date first written above.

                                       BORROWER

                                       BROCADE COMMUNICATIONS SYSTEMS, INC.,
                                       a California corporation

                                       By: /s/ B. Carl Lee
                                           ---------------------------------
                                       Name: B. Carl Lee
                                              ------------------------------
                                       Title: VP & CFO
                                               -----------------------------

                                       BANK

                                       IMPERIAL BANK

                                       By:
                                           ---------------------------------
                                              Kenneth W. Le Deit
                                              Vice President and Team Leader

                                   SCHEDULE 1

            Schedule of Exceptions to Representations and Warranties

                            (List or indicate "NONE")








                                   Schedule 1

                                    EXHIBIT C

                             COMPLIANCE CERTIFICATE

                            (TO BE ATTACHED BY BANK)







                                   Schedule C

                            3. Compliance Certificate

                             COMPLIANCE CERTIFICATE

PLEASE SEND ALL REQUIRED REPORTING TO:       Imperial Bank-Special Markets Div.
                                             Loan Compliance Department
                                             2550 Hanover Street
                                             Palo Alto, CA 94304
                                             Phone: (650) 846-6820
FROM:BROCADE COMMUNICATIONS SYSTEMS, INC.    Fax: (650) 846-6840

The undersigned authorized Officer of BROCADE COMMUNICATIONS SYSTEMS ("Borrower"), hereby certifies that in accordance with the terms and conditions of the Loan Agreement, as modified from time to time, the Borrower is in complete compliance for the period ending _________________________________ with all required terms and conditions, except as noted below. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistent from one period to the next, except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under "Complies" column.


REPORTING COVENANTS                 REQUIRED                                   COMPLIES
-------------------                 --------                                   --------
Company prepared F/S                Monthly, within 25 days                    YES     NO
Compliance Certificate              Monthly, within 25 days                    YES     NO
CPA Audited, Unqualified F/S        Annually, within 90 days of FYE            YES     NO
A/R Aging                           Monthly, within 15 days                    YES     NO
A11P Aging                          Monthly, within 15 days                    YES     NO
Borrowing Bass Certificate          Monthly, within 15 days                    YES     NO


FINANCIAL COVENANTS                 REQUIRED                     ACTUAL             COMPLIES
-------------------                 --------                     ------             --------
TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED:

Minimum TNW -or- Minimum Cash       $6,500,000 -or- $4.500,000   $________          YES   NO
Minimum Quick Ratio                 1.15:1.00                     ________:1.00     YES   NO
Minimum Liquidity Ratio             1.50:1.00                     ________:1.00     YES   NO


Please Enter Below Comments Regarding Covenant Violations:

On behalf of Borrower, the Officer further acknowledges that at any such time as Borrower is out of compliance with any of the terms set forth in the Loan Agreement including, without limitation, any of the financial covenants, Borrower cannot receive any advances.

                                                BANK USE ONLY


____________________________
Authorized Signer                        Rec'd by: __________________
                                         Date: ______________________
                                         Reviewed by: _______________
Name:_______________________             Date: ______________________

                                         Financial Compliance Status: YES/NO

Title:  _______________________